UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 18, 2022

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, BC, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On March 18, 2022, Body and Mind Inc. (the “Company” or “BaM”) issued a news release announcing its financial results for the second fiscal quarter ended January 31, 2022. The information regarding the financial results for the second fiscal quarter ended January 31, 2022 of the Company contained in Item 7.01 below is responsive to this Item 2.02 and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On March 18, 2022, the Company issued a news release to report its financial results for the second fiscal quarter ended January 31, 2022.

Q2 FY2022 Financial Summary (results expressed in USD$ unless otherwise indicated):

•	Reported Q2 FY2022 revenue of $8.05 million a 27% increase over Q2 FY2021 revenue of $6.32 million and a 6% increase over Q1 FY2022 revenue of $7.57 million;
•	Q2 FY2022 Gross profit of $3.02 million, a 10% increase over Q2 FY2021 Gross profit of $2.75 million;
•	Q2 FY2022 Net Operating Loss of $0.97 million;
•	Q2 FY2022 Net Loss of $2.72 million;
•	Basic and Diluted loss per share of $0.02;
•	Adjusted EBITDA loss of 0.40 million*;
•	Inventory of $4.07 million as of January 31, 2022;
•	At January 31, 2022, BaM had $4.62 million in cash and a working capital surplus of $4.07 million;
•	Total Assets were $53.93 million, Total Current Liabilities were $8.42 million and Total Liabilities were $21.20 million at January 31, 2022;
•	113,349,464 shares of common stock outstanding as of January 31, 2022 (113,349,464 as of March 17, 2022).

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Operational Milestones for Q2 FY2022:

California:

•	Definitive agreement entered for acquisition of Seaside, California dispensary;
•	The Company took over management of Seaside dispensary operations effective December 1, 2021;
•	Local and State approval of change in ownership of the Seaside dispensary license received;
•	Consolidation of financials from Seaside dispensary for December 2021 and January 2022;
•	Rebranded the Long Beach ShowGrow dispensary to become a Body and Mind branded dispensary;
•	Manufacturing and Distribution facility in development stage with local approvals in process.

Nevada:

•	Completion of electrical power upgrade and distillation capacity project for Production facility to provide 10X increase in distillation capacity;

Ohio:

•	Increased production from the new Ohio production facility;
•	Body and Mind branded extracted products on dispensary shelves with an expanded product line in progress;
•	Secured high quality biomass for extracted products including shatter and live resin offerings.

Arkansas:

•	Cultivation operations produced first flower for wholesale and sales in Body and Mind dispensary;
•	Finalized phenotyping of Body and Mind strains and perpetual harvest operations established.

Michigan:

•	Continued vertical market expansion into Michigan;
•	Opened Muskegon, Michigan dispensary in February 2022;
•	Commenced construction to advance a Phase 1 cultivation and production facility with approximately 22,500 square feet of indoor cultivation and 7,500 square feet of production/manufacturing;
•	Confirmed initial power requirements are complete to the cultivation facility and pre-ordered long lead items;
•	Completed demolition within the existing structure, underground plumbing and concrete work for flooring and footings is underway.

Illinois

•	The Company has management agreements with two entities that have been identified in the Illinois Department of Financial and Professional Regulation (IDFPR) results of the Social Equity Justice Lottery as recipients of Conditional Adult-Use Cannabis Dispensary Licenses (Conditional Licenses) in the greater Chicago-area zone;
•	Final license awards by the Illinois Department of Financial and Professional Regulation (IDFPR) delayed due to litigation by other parties;
•	Identified and advanced strong real estate opportunities for dispensary locations.

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“The Body and Mind team continued our growth strategy by funding the acquisition and consolidating the new Seaside, California dispensary as well as funding and opening our social equity license dispensary in Michigan. Our positive cash flow from operations reflects our commitment to lean, focused advances as we continue to grow our revenues with new operations in strong markets,” stated Michael Mills, CEO of BaM. “Our operations team has been working closely with the new Reef dispensary as the Company assumed operations in December and we have realized synergies across our California operations. The new Michigan Body and Mind branded dispensary opened in February and continues to ramp-up revenues. The Michigan cultivation and production facility is advancing well and has received all construction approvals with demolition complete, underground plumbing in place, and concrete pours for floors and footings progressing. We have expanded the Body and Mind brand through new product offerings in Ohio and Arkansas and will continue to develop our product lines in these limited license states.”

*Adjusted EBITDA is a Non-GAAP metric used by management that does not have any standardized meaning prescribed by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management defines the Adjusted EBITDA as the income (loss) from operations, as reported, before interest, taxes, and adjusted for removing other non-cash items, including the stock-based compensation expense, depreciation, and further adjustments to remove acquisition related costs or gains. Management believes Adjusted EBITDA is a useful financial metric to assess its operating performance on a cash adjusted basis before the impact of non-cash items and acquisition activities. The most comparable financial measure calculated and presented in accordance with U.S. GAAP is net income (loss) from operations, which was presented above prior to the Adjusted EBITDA figure.

The unaudited condensed consolidated interim financial statements for the quarter ended January 31, 2022 are available on SEDAR and EDGAR and should be read in connection with this news release.

The Company will be hosting a conference call to discuss its financial results on Friday, March 18th, 2022, at 2:00 p.m. Eastern Time.

Conference call details

Canada: 1-416-764-8659

North America toll-free: 1-888-664-6392

Confirmation No.: 37292270

A replay of the call will be available until March 25, 2022. The replay can be accessed as follows.

Encore replay -- Canada: 1-416-764-8677

Encore replay -- North America toll-free: 1-888-390-0541

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Encore replay entry code: 292270 #

A copy of the news release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	News Release dated March 18, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: March 18, 2022	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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